U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 18, 2002



                            Cole Computer Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                           0-23819                         76-547762
 (state  of                 (Commission  File  Number)            (IRS  Employer
incorporation)                                                     I.D.  Number)



                            1005 Metropolitan Avenue
                            Oklahoma City, OK 73128
                                 (405) 491-7300
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address if changed since last report)




Item  5.  Other Events

     Dr. Dyon Tang,  Chief  Executive  Office   of  Cole  Computer  Corporation,
     invested $140,000 in Cole for 1,000,000 shares of Cole restricted common stock.

     Dr. Brad Cole, former Chief Executive Officer of Cole Computer Corporation, paid for $110,000 of Cole restricted common stock that Mr. Cole was eligible for based upon his participation in the Company's qualified executive stock option plan.

     Cole Computer Corporation and DIT, Inc. have signed a letter of intent to commence discussions regarding the formation of a joint venture. Any subsequent agreements between Cole and DIT would be subject to approval by the Board of Directors of each company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September  18,  2002                  Cole  Computer  Corporation



                                             By:/s/John  L.  Ruth
                                                --------------------------------

                                                 John  L.  Ruth
                                                 President  and  Director